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                                                                    EXHIBIT 10.6

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                             SUBORDINATION AGREEMENT
                                   GRANTED BY
                               LAKES GAMING, INC.
                       IN FAVOR OF HIBERNIA NATIONAL BANK

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                  This Subordination Agreement (the "Agreement") is entered into as of February 15, 1999 (the "Effective Date"), by:

                  LAKES GAMING, INC. (hereinafter referred to as "Lakes
                        Gaming"), a Minnesota corporation, whose permanent mailing address is 130 Chesire Lane, Minnetonka, Minnesota, 55305, represented herein by Timothy Cope, its duly authorized Chief Financial Officer.

Lakes Gaming hereby represents, covenants and agrees as follows:

1. As used herein, the term "Subordinated Claims" shall mean all debts, liabilities and obligations of the Coushatta Tribe of Louisiana (hereinafter referred to as the "Tribe"), a federally recognized Indian tribe, to Lakes Gaming, whether such debts, liabilities and obligations now exist or are hereafter incurred or arise, or whether the obligation of the Tribe thereon be direct, contingent, primary, secondary, joint and several, or otherwise, and irrespective of whether such debts, liabilities or obligations are evidenced by note, contract, open account or otherwise, and irrespective of the person or entity in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Lakes Gaming; provided, however, that the term "Subordinated Claims" shall not include any such debts, liabilities and obligations of the Tribe hereafter owing to Lakes Gaming pursuant to the Hotel Loan Subrogation Rights. The term "Hotel Loan Subrogation Rights" shall mean those certain subrogation rights that may now or hereafter be obtained by Lakes Gaming pursuant to that certain Commercial Guaranty Agreement dated February 15, 1999, executed by Lakes Gaming in favor of Hibernia National Bank in connection with the Hotel Loan Agreement (as such term is defined in the Loan Agreement [herein defined]).

2. For and in consideration of the Hibernia Indebtedness (herein defined) under the Hibernia Documents (herein defined), and in order to induce the Hibernia National Bank ("Hibernia"), acting in its discretion in each instance, to make loans or otherwise to give, grant or extend credit at any time or times to the Tribe under the Hibernia Documents, Lakes Gaming hereby agrees:

         (a) To subordinate, and does hereby subordinate, the payment by the Tribe of the Subordinated Claims, together with any and all interest accrued or to accrue thereon, to the payment to Hibernia of any and all debts, liabilities and obligations for which the Tribe may now or hereafter be under obligation to Hibernia (the "Hibernia Indebtedness"), under:







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                  (i)      that certain Equipment Loan Agreement dated as of
                           December 18, 1998, between Hibernia, as lender, and the Tribe (herein referred to as the "Loan Agreement");

                  (ii) that certain Equipment Loan Promissory Note dated as of December 18, 1998, executed by the Tribe in favor of Hibernia in the original principal sum of $15,000,000.00 (herein referred to as the "Note");

                  (iii) that certain Dominion Account Agreement for the Equipment Loan dated as of December 18, 1998, executed by the Tribe, Hibernia, and Grand Casinos, Inc., a Minnesota corporation, Grand Casinos of Louisiana, Inc. - Coushatta, a Minnesota corporation, and The Cottonport Bank in favor of Hibernia, which agreement encumbers the proceeds from the gaming operations at the Tribe's casino operations as well as the Casino Bank Accounts which are more fully described therein (the "Dominion Account Agreement")

                  (iv) that certain Commercial Security Agreement dated as of December 18, 1998, executed by the Tribe, as debtor, in favor of Hibernia, as secured party, which agreement covers certain equipment referred to therein (the "Security Agreement"); and

                  (v) that certain Non-Standard Financing Statement executed by the Tribe, as the debtor, in favor of Hibernia, as the secured party, on or about December 18, 1998, regarding the Collateral (as defined in the aforesaid Dominion Account) which instrument has or soon will be recorded in the public records of Allen Parish, Louisiana, together with any subsequent financing statements executed by the Tribe in connection with the security interests granted in the Security Agreement and/or the Dominion Account Agreement (the "Financing Statements")

                           (the Loan Agreement, Note, Dominion Account
                           Agreement, Security Agreement and the Financing Statements are sometimes collectively referred to as the "Hibernia Documents")

                  (whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligation of the Tribe thereon be direct, contingent, primary, secondary, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account or otherwise).


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         (b)      Not to ask, demand, sue for, take or receive all or any part of the Subordinated Claims, or any interest thereon, unless or until that portion of the Hibernia Indebtedness then due shall have been fully paid and discharged; provided however, unless and until Hibernia notifies Lakes Gaming at the address noted above that an Event of Default has occurred under the terms of the Loan Agreement, Lakes Gaming may continue to receive scheduled payments from the Tribe under the Subordinated Claims;

         (c) That, if any payment(s) is (are) made on account of the Subordinated Claims contrary to the terms of this Agreement, each and every amount so paid shall be held in trust by Lakes Gaming on behalf of Hibernia, and Lakes Gaming will promptly pay such amounts to Hibernia to be credited and applied to any Hibernia Indebtedness (principal and/or interest) then owing to Hibernia by the Tribe whether matured or unmatured;

         (d) That any liens, security interests, judgments liens, charges or other encumbrances upon the assets of the Tribe securing payment of the Subordinated Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon the assets of the Tribe securing payment of the Hibernia Indebtedness;

         (e) If Lakes Gaming forecloses upon any of the Subordinated Claims or obtains possession of the property of the Tribe in lieu of foreclosure, all assets of such Tribe or proceeds thereof obtained thereby shall be held in trust by Lakes Gaming on behalf of Hibernia, and Lakes Gaming will promptly pay such amounts to Hibernia to be credited and applied to any Hibernia Indebtedness (principal and/or interest) then owing to Hibernia by the Tribe, whether matured or unmatured;

         (f) That, upon any distribution of the assets or readjustment of indebtedness of the Tribe whether by reason of reorganization, liquidation, dissolution, bankruptcy, receivership, assignment for the benefit of creditors, or any other action or proceeding involving the readjustment of all or any of the Subordinated Claims, or the application of assets of the Tribe to the payment or liquidation thereof, either in whole or in part, Hibernia shall be entitled to receive payment in full of any and all of the Hibernia Indebtedness then owing to Hibernia by such Tribe prior to the payment of all or any portion of the Subordinated Claims; and

         (g) Not to transfer, assign, encumber or subordinate at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Claims, either principal or interest, unless such is done expressly subject to the terms and provisions of this Agreement.



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4.       This Agreement is complete and effective upon execution by Lakes Gaming and delivery of this Agreement to Hibernia.

5. This is a continuing Agreement and shall remain in full force and effect and be binding upon Lakes Gaming and its legal representatives, successors or assigns, until all of the Hibernia Indebtedness has been paid in full and the aforesaid Loan Agreement has been terminated.

6. This Agreement shall be deemed to be made under and shall be governed by the laws of the State of Louisiana in all respects, including matters of construction, validity and performance.

7. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Hibernia and Lakes Gaming.

8. Hibernia will not alter, modify or amend any of the Hibernia Documents without the prior written consent of Lakes Gaming, which consent will not be unreasonably withheld.



         IN WITNESS WHEREOF, the undersigned has executed this Agreement before the undersigned witnesses on the date shown below, but effective as of the Effective Date.

WITNESSES:                              GRAND CASINOS OF LOUISIANA, LLC --
                                         COUSHATTA

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                                        By:    /s/ Timothy Cope
                                           ---------------------------------
                                           Timothy Cope, Its Chief Financial
                                                    Officer
------------------------------                 Date: March 5, 1999




ACCEPTED:

HIBERNIA NATIONAL BANK


By
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                      , its
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Date:
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STATE OF MINNESOTA,
COUNTY OF           .

                  On this     day of             , 1999, before me appeared
TIMOTHY COPE, to me known, who, being by me duly sworn, did say:

                  Lakes Gaming, Inc., a Minnesota corporation, and that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors, and said Appearer acknowledged said instrument to be the free act and deed of said corporation.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



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                                              NOTARY PUBLIC in and for
                                                                   .
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